Exhibit 10.19

FIRST AMENDMENT TO LOAN AGREEMENT, RATIFICATION OF LOAN

DOCUMENTS AND OMNIBUS AMENDMENT

Dated as of November 2, 2011

Between

EMPIRE STATE LAND ASSOCIATES L.L.C. and

EMPIRE STATE BUILDING ASSOCIATES L.L.C.,

collectively, as Borrower,

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as Agent,

THE LENDERS NAMED HEREIN,

as Lender,

and

HSBC BANK USA, NATIONAL ASSOCIATION

and

DEKABANK DEUTSCHE GIROZENTRALE,

as Lead Arrangers

Property:	Empire State Building
New York, New York

FIRST AMENDMENT TO LOAN AGREEMENT, RATIFICATION OF LOAN

DOCUMENTS AND OMNIBUS AMENDMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT, RATIFICATION OF LOAN DOCUMENTS AND OMNIBUS AMENDMENT, dated as of November 2, 2011 (this “First Amendment”), between EMPIRE STATE LAND ASSOCIATES L.L.C., a New York limited liability company, having its principal place of business c/o Malkin Holdings LLC, One Grand Central Place, 60 East 42nd Street, New York, New York 10165 (“ESLA”), EMPIRE STATE BUILDING ASSOCIATES L.L.C., a New York limited liability company, having its principal place of business c/o Malkin Holdings LLC, One Grand Central Place, 60 East 42nd Street, New York, New York 10165 (“ESBA” and together with ESLA, collectively, “Borrower”), and HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America (“HSBC”), having an address at 452 Fifth Avenue, New York, New York 10018, as administrative agent (including any of its successors and assigns, “Agent”) for itself and the other Lenders signatory hereto (collectively, together with such other co-lenders as may exist from time to time, “Lenders” and individually, each a “Lender”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders and Borrower entered into that certain Loan Agreement, dated as of July 26, 2011 (“Loan Agreement”), pursuant to which the Lenders made a loan to Borrower in the original principal amount of $235,000,000 (the “Original Loan Amount”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement; and

WHEREAS, of even date herewith, (a) HSBC entered into that certain Assignment and Acceptance with Bank of America, N.A. (“BOA”) pursuant to which HSBC assigned a portion of its interest in the Loan to BOA, (b) HSBC entered into that certain Assignment and Acceptance with Capital One, National Association (“Capital One”) pursuant to which HSBC assigned a portion of its interest in the Loan to Capital One, (c) DekaBank entered into that certain Assignment and Acceptance with BOA pursuant to which DekaBank assigned a portion of its interest in the Loan to BOA, and (d) DekaBank entered into that certain Assignment and Acceptance with Capital One pursuant to which DekaBank assigned a portion of its interest in the Loan to Capital One ((a) through (d) being collectively referred to as the “Assignments”); and

WHEREAS, Agent, Lenders and Borrower desire to amend the Loan Agreement to, among other things, increase the Original Loan Amount to $300,000,000 (the “Amended Loan Amount”).

NOW, THEREFORE, in consideration of the covenants set forth in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree, represent and warrant as follows:

1. Definitions.

(a) The definitions of “Loan”, “Loan Amount”, and “Note” are hereby deleted from Section 1.1 of the Loan Agreement in their entirety and the following definitions are hereby substituted therein in lieu thereof:

““Loan” shall mean the loan in the original principal amount of Three Hundred Million and 00/100 Dollars ($300,000,000.00) made by Lenders to Borrower pursuant to this Agreement.

“Loan Amount” shall mean Three Hundred Million and 00/100 Dollars ($300,000,000.00).

“Note” shall mean that certain Consolidated, Amended and Restated Promissory Note, dated as of July 26, 2011, between Borrower and Lenders in the original principal amount of One Hundred Fifty-Nine Million and 00/100 Dollars ($159,000,000.00) (the “Original Note”), which Original Note was split pursuant to that certain Note Splitter and Modification Agreement, dated as of July 26, 2011, between Borrower and Lenders into the following Notes: that certain Promissory Note A-1, dated as of July 26, 2011, in the principal amount of $91,340,425.53 and that certain Promissory Note A-2, dated as of July 26, 2011, in the principal amount of $67,659,574.47 (collectively, the “Original Replacement Notes”), and which Original Replacement Notes were replaced as of November 1, 2011 with the following notes: that certain Replacement Promissory Note A-1, dated as of July 26, 2011, in the principal amount of $53,000,000.00, that certain Replacement Promissory Note A-2, dated as of July 26, 2011, in the principal amount of $42,400,000.00, that certain Replacement Promissory Note A-3, dated as of July 26, 2011, in the principal amount of $31,800,000.00, and that certain Replacement Promissory Note A-4, dated as of July 26, 2011, in the principal amount of $31,800,000.00 (as each of the same may be amended, supplemented, restated, increased, extended and consolidated, substituted or replaced from time to time, collectively, the “Replacement Notes”). The Replacement Notes shall as of November 2, 2011 replace and supersede in their entirety the Original Replacement Notes. In addition, the term Note shall include the Series Notes, as applicable.”

(b) The following definition is hereby added to Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

““First Amendment” shall have the meaning set forth in the Preamble hereof.”

2. Initial Advance; Subsequent Advances. Section 2.1.2 of the Loan Agreement is hereby amended to delete the reference to Two Hundred Thirty-Five Million and 00/100 Dollars ($235,000,000.00) therefrom and to replace the same with Three Hundred Million and 00/100 Dollars ($300,000,000.00).

3. Lenders’ Ratable Share. Schedule IV of the Loan Agreement is hereby deleted therefrom in its entirety and replaced with Schedule IV attached hereto.

4. Agent’s Register. Section 10.25(g) of the Loan Agreement is hereby amended to delete the parenthetical included therein in its entirety and replace the same with the following parenthetical:

“(and, in the case of an Assignee that is not then an Eligible Assignee, a Lender or an Affiliate of a Lender, by Borrower and Agent)”.

5. Eligible Assignee. Capital One hereby represents and warrants that Capital One is an Eligible Assignee and BOA hereby represents and warrants that BOA is an Eligible Assignee. Borrower acknowledges that since Capital One and BOA are Eligible Assignees, Borrower had no consent rights with respect to the Assignments.

6. Credit Party Representations. Borrower represents and warrants that:

(a) Each of the representations and warranties of the Credit Parties and Guarantor contained or incorporated in the Loan Agreement, as amended by this First Amendment or any of the other Loan Documents, is true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b) As of the date hereof and immediately after giving effect to this First Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;

(c) Each Credit Party and Guarantor has taken all necessary action to authorize the execution, delivery and performance of this First Amendment by it and has the power and authority to execute, deliver and perform under this First Amendment and all the transactions contemplated hereby. This First Amendment has been duly and validly executed and delivered by each Credit Party and Guarantor and constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) No consent, approval authorization or order of any court or Governmental Authority or other Person is required for the execution, delivery and performance by a Credit Party or Guarantor or compliance by any such Person with this First Amendment, other than those which have been obtained by Borrower or such Person, as applicable; and

(e) The execution and delivery of this First Amendment by each Credit Party and Guarantor and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which such Person is subject, or conflict with, result in the breach of, or constitute a default under any of the terms, conditions or provisions of any such Person’s organizational documents or any agreement or instrument to which such Person is a party or by which it is bound, the result of which breach or default of any such agreement or instrument would reasonably be expected to have, or does have a Material Adverse Effect, or any order or decree applicable to such Person or result in the creation or imposition of any lien, in a material amount, on any of such Person’s assets or property (other than pursuant to the Loan Documents).

7. Acknowledgement by Agent. Pursuant to Section 10.25(g) of the Loan Agreement, Agent hereby acknowledges that it has received the Assignments and has recorded the information contained in the Assignments in Agent’s Register. Agent hereby gives notice to Borrower and the Lenders of Agent’s acceptance of the Assignments and the recordation of the Assignments in Agent’s Register.

8. Other References. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement, as modified by this First Amendment, and as the same may hereafter be supplemented, amended, modified, extended, renewed, restated or replaced from time to time.

9. Omnibus Amendment to All Loan Documents. As of the date hereof, each reference in any of the Loan Documents to Two Hundred Thirty-Five Million and 00/100 Dollars ($235,000,000.00) shall be deemed to mean Three Hundred Million and 00/100 Dollars ($300,000,000.00). The parties hereby acknowledge and agree that no re-loan or re-advance have become secured by any of the Loan Documents.

10. Ratification of Loan Documents. Agent, Lenders and the Credit Parties hereby ratify and confirm the Loan Agreement and the other Loan Documents, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Agent, Lenders and the Credit Parties thereunder shall be and remain unmodified and in full force and effect.

11. Ratification of Environmental Indemnity and Guaranty. Guarantor hereby ratifies and confirms the Environmental Indemnity and the Guaranty, as modified hereby. Except as modified and amended by this Amendment, the Environmental Indemnity and Guaranty and the obligations of Guarantor thereunder shall be and remain unmodified and in full force and effect.

12. Continued Force and Effect. This First Amendment is not intended to, and shall not be construed to, effect a novation, and except as expressly provided in this First Amendment, the Loan Agreement has not been modified, amended, cancelled, terminated, released, satisfied, superseded or otherwise invalidated by execution of this First Amendment. In the event of any conflict between the terms of this First Amendment and the terms of the Loan Agreement, the terms of this First Amendment shall control.

13. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York pursuant to Section 5-1401 of the General Obligations Law without regard to its principles of conflicts of laws.

14. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns.

15. Further Assurances. From time to time, upon the request of Agent, Borrower shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Agent may deem reasonably necessary or desirable to confirm this First Amendment and the terms and conditions hereof, to carry out the purpose and intent hereof or to enable Agent to enforce any of its rights hereunder.

16. Modifications. No modification, amendment, extension, discharge, termination or waiver of any provision of this First Amendment shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the specific purpose, for which given.

17. Entire Agreement. This First Amendment contains the entire agreement of the parties hereto in respect of the transactions contemplated hereby, and all prior agreements among or between such parties, whether oral or written are superseded by the terms of this First Amendment.

18. Interpretation. Wherever possible, each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

19. Headings. The Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

20. Counsel. Each party to this First Amendment understands that this is a legally binding agreement that may affect such party’s rights. Each party hereto represents to each other party hereto that it has obtained independent counsel and received legal advice about the meaning and legal significance of this First Amendment.

21. Construction. Should any provision of this First Amendment require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties to this First Amendment participated in the preparation hereof.

22. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument and shall become effective when copies hereof, when taken together, bear the signatures of each of the parties hereto and it shall not be necessary in making proof of this instrument to produce or account for more than one of such fully executed counterparts. Manually executed counterparts of this Agreement shall be delivered to all parties hereto; provided, that delivery of a signature of this Agreement by facsimile transmission or by .pdf, .jpeg, .TIFF or other form of electronic mail attachment shall be effective as delivery of a manually executed counterpart hereof prior to manual delivery thereof.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

[SIGNATURE PAGES TO FOLLOW]

BORROWER:

EMPIRE STATE LAND ASSOCIATES L.L.C., a New York limited liability Company

By:	Empire State Building Associates L.L.C., its
Sole Member

	By:	/s/ Peter L. Malkin

Peter L. Malkin, Member

	By:	/s/ Anthony E. Malkin
Anthony E. Malkin, Member

	By:	/s/ Thomas N. Keltner
Thomas N. Keltner, Jr., Member

EMPIRE STATE BUILDING ASSOCIATES L.L.C., a New York limited liability company

By:	/s/ Peter L. Malkin
Peter L. Malkin, Member

By:	/s/ Anthony E. Malkin
Anthony E. Malkin, Member

By:	/s/ Thomas N. Keltner
Thomas N. Keltner, Jr., Member

[signatures continue on next page]

AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION, as Agent

By:	/s/ Barbara Isaacman
Name: Barbara Isaacman
Title: Vice President

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LENDER:

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Barbara Isaacman
Name: Barbara Isaacman
Title: Vice President

Applicable Lending Office:

452 Fifth Avenue, 24th Floor New York, New York 10018 Attention: Commercial Mortgage Servicing Department

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LENDER:

DEKABANK DEUTSCHE GIROZENTRALE,

By:	/s/ Michael McAuliffe
Name: Michael McAuliffe
Title: Managing Director
By:	/s/ Bjorn Kronsbein
Name: Bjorn Kronsbein
Title: Senior Associate

Applicable Lending Office:

Mainzer Landstrasse 16 60325 Frankfurt am Main, Germany Attention: Bjoern Kronsbein

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LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Kimberly B. McKee
Name: Kimberly B. McKee
Title: Senior Vice President

Applicable Lending Office:

One Bryant Park, 35th Floor New York, New York 10036 Attention: Kimberly B. McKee, Senior Vice President

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LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION
By:	/s/ Laura B. Cohen
Name: Laura B. Cohen
Title: Vice President

Applicable Lending Office:

90 Park Avenue, 6th Floor New York, New York 10016 Attention: Ellen R. Houghton, Vice President

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With respect to Section 10 only:

CREDIT PARTY:

EMPIRE STATE BUILDING COMPANY L.L.C., a New York limited liability company

By:	/s/ Anthony E. Malkin
Anthony E. Malkin, Authorized Signatory

ESB OBSERVATORY LLC, a New York limited liability company

By:	/s/ Anthony E. Malkin
Anthony E. Malkin, Authorized Signatory

[signatures continue on next page]

With respect to Section 11 only:

GUARANTOR:

/s/ Anthony E. Malkin
Anthony E. Malkin, an individual